SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

CHAMPION PAIN CARE CORPORATION
(Name of Registrant as Specified in its Charter)

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CHAMPION PAIN CARE CORPORATION

48 Wall Street

New York, NY 10005

Tel: 1-877-966-0311

NOTICE OF ACTION TO BE TAKEN
BY WRITTEN CONSENT

June 5, 2015

Dear Champion Pain Care Corporation Stockholders:

NOTICE IS HEREBY GIVEN that on April 22, 2015, the Board of Directors of Champion Pain Care Corporation, a Delaware corporation (hereinafter, the “Corporation), adopted the following resolution:

To amend our Certificate of Incorporation to increase the authorized shares of common stock, $.0001 par value per share from 100,000,000 shares to 500,000,000 shares (the “Share Increase”).

The Corporation obtained the written consent of stockholders holding approximately 70% of the voting power of the Corporation’s outstanding shares of the common stock approving an amendment to the Corporation’s Certificate of Incorporation, as described above, and to affect the above-mentioned corporate actions.

The attached Information Statement is being circulated to provide you with notice that the corporate actions have been approved by the written consent of the holders of a majority of the Corporation’s outstanding common stock.  No further action by the Corporation’s stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate action is expected to become effective twenty (20) days after the date a Definitive Information Statement is mailed to each of the Company’s stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERINAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No Action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws.  The Information Statement is being mailed on or about May 11, 2015 to all of the Corporation’s stockholders of record as of the close of business on April 30, 2015.

By Order of the Board of Directors of

Champion Pain Care Corporation

/s/ Terrance Owen_______

Terrance Owen

Chief Executive Officer

CHAMPION PAIN CARE CORPORATION

48 Wall Street, New York, NY 10005

1-877-966-0311

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

 YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.0001 per share, of Champion Pain Care Corporation, a Delaware corporation (“we”, “us”,  “our” or the “Corporation”). The purpose of this Information Statement is to provide notice that a majority of the Corporation’s stockholders, holding 33,090,000 shares or approximately 70% of the voting power of the Corporation’s issued and outstanding shares of common stock as of the record date of April 30, 2015 (the “Record Date”) approved an amendment to the Corporation’s Certificate of Incorporation to increase its authorized shares of common stock from 100,000,000 shares to 500,000,000 shares (the “Share Increase”).

The Corporation will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock. This Information Statement is expected to be sent out on or about May 11, 2015 (the “Mailing Date”) to the stockholders of the Corporation as of the Record Date.

The Corporation expects to effect the Share Increase by filing the Amendment to the Certificate of Incorporation with the Delaware Secretary of State approximately twenty (20) days after the Mailing Date.

The Corporation is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Delaware General Corporation Law. No additional action will be undertaken by the Corporation with respect to the receipt of the written consents, and no dissenters’ rights are afforded under the Delaware General Corporation Law as a result of the adoption of the corporate actions.

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Effective April 22, 2015, the Corporation’s Board of Directors approved an amendment to the Corporation’s Certificate of Incorporation to effect the Share Increase. Other than the Share Increase, the Amendment to the Certificate of Incorporation does not amend the Corporation’s Certificate of Incorporation as presently in effect and will not result in any change to the rights of the Corporation’s stockholders

A copy of the proposed Amendment to the Certificate of Incorporation is attached as Exhibit A to this Information Statement.

Reasons for the Share Increase

The purpose of the Share Increase in common stock is to increase the number of shares of our common stock available for issuance (i) to investors who agree to provide the Corporation with the funding it requires to continue its operations; (ii) to persons in connection with potential acquisition transactions; (iii) to reduce outstanding corporate debt; and (iv) in other transactions in which our Board of Directors may determine is in the best interest of the Corporation and our stockholders to issue common shares.  The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect to our existing stockholders if additional shares are issued.

Authorized Share Increase and Amended Certificate of Incorporation Approved by Written Consent in Lieu of Meeting

The corporate actions were approved by written consent resolutions executed by the holders of a majority of the outstanding shares of common stock entitled to vote on the Record Date in lieu of holding a meeting of the Corporation’s stockholders. On the Record Date, those stockholders held 33,090,000 shares of common stock or approximately 70% of the outstanding shares of the Corporation’s common stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The remaining stockholders of the Corporation will not be given an opportunity to vote with respect to the corporate actions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the proposed actions to be taken by written consent.

The elimination of the need for a meeting of stockholders to approve these actions is made possible by Section 228 of the Delaware General Corporate Law, which generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by persons holding a majority of the outstanding voting securities of the corporation.

Expected Effectiveness of the Share Increase and Amended Certificate of Incorporation

Under Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), the corporate actions cannot become effective until twenty (20) days after the date that this Information Statement is sent to the Corporation’s stockholders.

To effect the Share Increase, the Corporation intends to file the Amendment to the Certificate of Incorporation with the Delaware Secretary of State approximately 20 days after the date that this Information Statement is first sent to the Corporation’s Stockholders of record as of the Record Date. Copies of the Definitive Information Statement were mailed to the holders of record of our outstanding shares on May 12, 2015.   Therefore, it is expected that the corporate action to be taken will become effective on or about June 1, 2015.  A copy of the Amended Certificate of Incorporation to be filed is attached as Exhibit A to this Information Statement.

No Appraisal Rights

Under the Delaware General Corporation Law, the Corporation’s stockholders are not entitled to appraisal or discount rights with respect to the Share Increase or the adoption of the Amended Certificate of Incorporation.

OUTSTANDING VOTING STOCK OF THE CORPORATION

The Board of Directors of the Corporation fixed the close of business on April 30, 2015 as the record date for determining the stockholders entitled to approve the Corporate Actions and to receive copies of this Information Statement (the “Record Date”).  As of the Record Date, there were 46,888,500 shares of common stock outstanding. The Corporation’s common stock constitutes the sole outstanding class of its voting securities.  Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of the Corporation’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of its voting securities, (ii) each of the Corporation’s directors and each of its named executive officers (as defined under Item 402(m)(2) of Regulation S-K), and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following tables does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.  As of the Record Date, there were 46,888,500 shares of the Corporation’s common stock issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
Common Stock	Terrance Owen, CEO & Director	3,750,000	8.00%
Common Stock	Jack Fishman, President & Director	3,750,000	8.00%
Common Stock	Emil Schiller, COO & Director	7,000,000	14.93%

Common Stock	Patricia Genereaux	3,750,000	8.00%
Common Stock	Sheena Sim	3,750,000	8.33%
Common Stock	Allan Gold	7,400,000	15.78%
Common Stock	Jason Gold	2,835,000	6.05%
Common Stock	Directors and Executive Officers (as a group)	14,500,000	30.92%

(1) The address for each Beneficial Owner is c/o Champion Care Corp., 635 Fourth Line, Unit 1, Oakville, ON, L6L 5B0, Canada

(2) The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Based on 46,888,500 shares deemed outstanding as of April 30, 2015.

CHANGES IN CONTROL

The Corporation is not aware of any other arrangement that may result in a change in control of the Corporation.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Corporation will only deliver one Information Statement to multiple stockholders sharing an address unless the Corporation has received contrary instructions from one or more of the stockholders. The Corporation will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Champion Pain Care Corporation

48 Wall Street

New York, NY 10005

Tel: 1-877-966-0311

Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting the Corporation at the address listed above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the corporate actions.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Corporation is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Corporation pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements, and other information filed by the Corporation from the Public Reference Section of the SEC, Room 1580,

100 F Street NE, Washington D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission.  All inquiries regarding the Corporation should be addressed to the principal executive offices of the Corporation at 48 Wall Street, New York, NY 10005 Tel: 1-877-966-0311.

BY ORDER OF THE BOARD OF DIRECTORS OF CHAMPION CARE CORPORATION

Date: June 5, 2015

/s/ Terrance Owen
Terrance Owen Chief Executive Officer

EXHIBIT A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

CHAMPION PAIN CARE CORPORATION

First:

That the Board of Directors of Champion Pain Care Corporation (the “Corporation”) by Unanimous Written Consent dated as of April 22, 2015, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for the submission of such amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment was as follows:

RESOLVED, that by amendment to the Corporation’s Certificate of Incorporation, Article “FOURTH” shall be deleted and the following shall be inserted in its place and stead:

“FOURTH: The total number of shares of stock, which this corporation is authorized to issue, is Five Hundred Million (500,000,000) shares of common stock with a par value of $0.0001.”

Second: That pursuant to Section 228 of the General Corporation Law of the State of Delaware, a consent setting forth the resolutions approving the amendment set forth above was signed by holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted.

Third:

 That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Chief Executive Officer as of the 30th day of April, 2015.

By: /s/ Terrance Owen
Terrance Owen, CEO